Exhibit 10.4

EXCLUSIVE DEALER MANAGER AGREEMENT

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II

Up to 300,000,000 Shares of Common Stock

September 8, 2014

Realty Capital Securities, LLC

One Beacon Street, 14th Floor

Boston, Massachusetts 02108

Ladies and Gentlemen:

Business Development Corporation of America II (the “ Company ”) is a Maryland corporation that has elected to be treated as a business development company (“ BDC ”) under the Investment Company Act of 1940 and the rules and regulations thereunder (collectively, the “Investment Company Act”). The Company has registered for public sale (the “ Offering ”) a maximum of 300,000,000 shares of common stock, $0.001 par value per share (the “ Shares ”), to be sold to the public on a “best efforts” continuous basis, for an initial purchase price of $10.00 per Share (subject in certain circumstances to discounts based upon the volume of Shares purchased), all upon the other terms and subject to the conditions set forth in the Prospectus (as defined below). The Company has reserved the right to (i) change the price per Share in the Offering in order to ensure that the Shares are not sold at a price, which after deduction of selling commissions and dealer manager fees, is below the Company’s NAV as described in the Prospectus.

In connection with the Offering, the Company has prepared and filed with the Securities and Exchange Commission (the “ Commission ”) a registration statement (File No. 333-197447) on Form N-2 for the registration of the Shares under the Securities Act of 1933, as amended (the “ Securities Act ”), and the rules and regulations of the Commission promulgated thereunder (the “ Securities Act Rules and Regulations ”), and may prepare and file one or more amendments to such registration statement.

The Company is managed by BDCA Adviser II, LLC, a Delaware limited liability company (the “Adviser”), pursuant to the Investment Advisory and Management Services Agreement dated August 21, 2014 between the Company and the Adviser (the “ Advisory Agreement ”) included as an exhibit to the Registration Statement (as defined below).

Upon the terms and subject to the conditions contained in this Exclusive Dealer Manager Agreement (this “ Agreement ”), the Company hereby appoints Realty Capital Securities, LLC, a Delaware limited liability company (the “ Dealer Manager ”), to act as the exclusive dealer manager for the Offering, and the Dealer Manager desires to accept such engagement.

As used in this Agreement, the registration statement on Form N-2 and the prospectus contained therein, as finally amended at the date the registration statement is declared effective by the Commission are respectively hereinafter referred to as the “ Registration Statement ” and the “ Prospectus ,” except that (i) if the Company files a post-effective amendment to such registration statement, then the term “Registration Statement” shall, from and after the declaration of the effectiveness of such post-effective amendment by the Commission, refer to such registration statement as amended by such post-effective amendment, and the term “Prospectus” shall refer to the amended prospectus then on file with the Commission, and (ii) if the Company files a prospectus or prospectus supplement pursuant to Rule 497 of the Securities Act Rules and Regulations which differs from the prospectus on file at the time the Registration Statement or the most recent post-effective amendment thereto, if any, shall have become effective, then the term “Prospectus” shall refer to such prospectus or include such prospectus supplement, as applicable, filed pursuant to Rule 497 of the Securities Act Rules and Regulations, as the case may be, from and after the date on which it shall have been filed. The term “preliminary Prospectus” as used herein shall mean a preliminary prospectus related to the Shares as contemplated by Rule 430 or Rule 430A of the Securities Act Rules and Regulations included at any time as part of the Registration Statement. As used in this Agreement, the terms “Registration Statement,” “preliminary Prospectus” and “Prospectus” shall include the documents incorporated by reference therein pursuant to Instruction F of Form N-2, including any portion of the Company’s annual report on Form 10-K. As used herein, the term “Effective Date” also shall refer to the effective date of each post-effective amendment to the Registration Statement, unless the context otherwise requires.

1.	Representations and Warranties of the Company and the Adviser. The Company and the Adviser hereby represent, warrant and agree to the following as of the date hereof and during the term of this Agreement:

(a)	Compliance with the Securities Act.

i.	On (A) each applicable Effective Date, (B) the date of the preliminary Prospectus, (C) the date of the Prospectus and (D) the date any supplement to the Prospectus, the Registration Statement, the Prospectus and any amendments or supplements thereto, as applicable, have complied, and will comply, in all material respects with the Securities Act, the Securities Act Rules and Regulations and the Investment Company Act, as it is applicable to BDCs; and

ii.	The Registration Statement does not, and any amendment thereto will not, in each case as of the applicable Effective Date, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not, and any amendment or supplement thereto will not, as of the applicable filing date, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the foregoing representations will not extend to any statements contained in, incorporated by reference in or omitted from the Registration Statement, the Prospectus or any amendment or supplement thereto that are based upon written information furnished to the Company by the Dealer Manager expressly for use therein.

(b)	Documents Incorporated by Reference. The information from the Company’s annual reports on Form 10-K specifically incorporated by reference into the Prospectus, if applicable, will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Rules and Regulations”), and, as of the Effective Date of any post-effective amendment that includes information incorporated by reference, such information so incorporated will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)	Securities Matters. There has not been (i) any request by the Commission for any further amendment to the Registration Statement or the Prospectus or for any additional information, (ii) any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any initiation or, to the Company’s knowledge, threat of any proceeding for that purpose, or (iii) any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or any initiation or, to the Company’s knowledge, threat of any proceeding for such purpose. The Company is in compliance in all material respects with all federal and state securities laws, rules and regulations applicable to it and its activities, including, without limitation, with respect to the Offering and the sale of the Shares.

(d)	Corporation Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

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(e)	Authorization of Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of the United States, any state or any political subdivision thereof which affect creditors’ rights generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited under applicable securities laws).

The execution and delivery of this Agreement and the performance of this Agreement, the consummation of the transactions contemplated herein and the fulfillment of the terms hereof, do not and will not conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under: (i) the Company’s charter, bylaws, or other organizational documents, as the case may be; (ii) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound except, for purposes of this clause (ii) only, for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Company MAE (as defined below in this Section 1(e)); or (iii) any statute, rule or regulation or order of any court or other governmental agency or body having jurisdiction over the Company or any of its properties. No consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of this Agreement or for the consummation by the Company of any of the transactions contemplated hereby (except (y) as have been obtained under the Securities Act, under the Exchange Act or from the Financial Industry Regulatory Authority, Inc. (“ FINRA ”) or as may be required under state securities or applicable blue sky laws in connection with the offer and sale of the Shares, the Company’s qualification to transact business in such states or as may be required by subsequent events that may occur, and (z) the election of the Company to be regulated as a BDC under the Investment Company Act. The Company is not in violation of its charter, bylaws or other organizational documents.

As used in this Agreement, “Company MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (i) the condition, financial or otherwise, earnings, business affairs or business prospects of the Company, (ii) the ability of the Company to perform its obligations under this Agreement or the validity or enforceability of this Agreement or the Shares or (iii) the value of the Shares.

(f)	Qualification. Each of the Company and the Adviser has qualified to do business and is in good standing in every jurisdiction in which the conduct of its business, as described in the Prospectus, requires such qualification, except where the failure to do so would not (A) result in a Company MAE and (B) have a material adverse effect on the condition, financial or otherwise, results of operations or cash flows of the Adviser or would materially and adversely affect the regulatory status of the Adviser such that the Adviser would be prevented from carrying out its obligations under the Advisory Agreement (an “Adviser MAE”).

(g)	Actions or Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which would result in a Company MAE. The Company promptly will give notice to the Dealer Manager of the occurrence of any action, suit, proceeding or investigation of the type referred to above arising or occurring on or after the initial Effective Date.

(h)	Escrow Agreement. The Company has entered into an escrow agreement (the “Escrow Agreement”) with the Dealer Manager and UMB Bank, N.A. (the “Escrow Agent”), substantially in the form included as an exhibit to the Registration Statement, which provides for the establishment of an escrow account (the “Escrow Account”) to receive and hold subscription funds in respect of Shares of the Company prior to the Company raising gross offering proceeds of $2,000,000 from Persons (as defined below in this Section 1(h)) (the “Minimum Offering”) as described in the Prospectus and pursuant to the subscription procedures described in Section 3 below. As used in this Agreement, “ Person ” or “ Persons ” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or agency, or other entity of any kind.

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(i)	Authorization of Shares. The Shares have been duly authorized and, when issued and sold as contemplated by the Prospectus and upon payment therefor as provided in this Agreement and the Prospectus, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim. The issuance and sale of the Shares by the Company are not subject to preemptive or other similar rights arising by operation of law, under the charter or bylaws of the Company or under any agreement to which the Company is a party or otherwise. The shares will conform in all material respects to the description thereof contained in the Prospectus.

(j)	Taxes. The Company has filed all material federal, state and foreign income tax returns required to be filed by or on behalf of the Company on or before the due dates therefor (taking into account all extensions of time to file) and has paid or provided for the payment of all such material taxes indicated by such tax returns and all assessments received by the Company to the extent that such taxes or assessments have become due.

(k)	Preparation of the Financial Statements. The financial statements filed with the Commission as part of the Registration Statement and included in the Prospectus present fairly the financial position of the Company as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement or any applicable Prospectus.

(l)	Independent Registered Public Accounting Firm. Grant Thornton LLP, whose report on the financial statements of the Company is included in the Registration Statement and Prospectus, are, and during the period covered by the report included in the Registration Statement and the Prospectus were, independent registered public accountants as required by the Securities Act and the Securities Act Rules and Regulations. Such accountants have not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(m)	Internal Controls. The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

(n)	Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, there has not occurred a Company MAE, whether or not arising in the ordinary course of business.

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(o)	Government Permits. The Company possesses such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than those the failure of which to possess or own would not have, individually or in the aggregate, and could not, individually or in the aggregate, reasonably be expected to result in a Company MAE. The Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company MAE.

(p)	Adviser and Advisory Agreement.

i.	The Adviser is a limited liability company duly formed and validly existing under the laws of the State of Delaware, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

ii.	Each of this Agreement and the Advisory Agreement is duly and validly authorized, executed and delivered by or on behalf of the Adviser or the Administrator, as the case may be, and constitutes a valid and binding agreement of the Adviser, enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of the United States, any state or any political subdivision thereof which affect creditors’ rights generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited under applicable securities laws).

iii.	The terms of the Advisory Agreement, including compensation terms, comply in all material respects with all applicable provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “ Advisers Act ”).

iv.	The execution and delivery of each of this Agreement and the Advisory Agreement and the performance thereunder by the Adviser do not and will not (i) conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under: (1) the Adviser’s limited liability company agreement or other organizational documents, or (2) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Adviser is a party or by which the Adviser is bound except, for purposes of this clause (2) only, for such conflicts, breaches or defaults that could not (A) reasonably be expected to have or result in, individually or in the aggregate, an Adviser MAE or (B) a Company MAE; or (ii) result in and could not reasonably be expected to result in, individually or in the aggregate, in any material respect any conflict with, breach of, or default under, any statute, rule or regulation or order of any court or other governmental agency or body having jurisdiction over the Adviser or any of its properties. No consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of the Advisory Agreement by the Adviser except (i) such as have been already obtained under the Securities Act or the Investment Company Act or (ii) as may be required under state securities laws. The Adviser is not in violation of its limited liability company agreements or other organizational documents.

v.	There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser, threatened against or affecting the Adviser.

vi.	The Adviser possesses such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, other than those the failure to possess or own would not have or result in, individually or in the aggregate, (A) a material adverse effect on the condition, financial or otherwise, earnings, business affairs or business prospects of the Adviser, (B) a Company MAE, or (C) an Adviser MAE, and the Adviser has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit.

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(q)	Business Development Company Requirements.

i.	The Company’s current business operations and investments and contemplated business operations and investments are in compliance in all material respects with the provisions of the Investment Company Act as it is applicable to BDCs, except as will not result, individually or in the aggregate, in a Company MAE.

ii.	Except as disclosed in the Registration Statement and the Prospectus, no Person is serving or acting as an officer, director or investment adviser of the Company, except in accordance with the provisions of the Investment Company Act and the Advisers Act and the applicable published rules and regulations thereunder.

iii.	The provisions of the charter and bylaws of the Company and the investment objectives, policies and restrictions described in the Prospectus are and will be consistent in all material respects with the requirements of the Investment Company Act applicable to a BDC.

iv.	The approval of the Advisory Agreement by each of the board of directors and the initial stockholders of the Company has been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be regulated as BDCs under the Investment Company Act.

(r)	Material Agreements. There are no contracts or other documents required by the Securities Act or the Securities Act Rules and Regulations to be described in or incorporated by reference into the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been accurately described in all material respects in the Prospectus or incorporated or filed as required. Each document incorporated by reference into the Registration Statement or the Prospectus complied, as of the date filed, in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations.

(s)	Material Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, security holders of the Company, the Adviser, or their respective affiliates, on the other hand, which is required to be described in the Prospectus and which is not so described.

(t)	Authorized Use of Trademarks. Any required consent and authorization has been obtained for the use of any trademark or service mark in any advertising and supplemental sales literature or other materials delivered by the Company to the Dealer Manager or approved by the Company for use by the Dealer Manager and, to the Company’s knowledge, its use does not constitute the unlicensed use of intellectual property.

2.	Representations and Warranties of the Dealer Manager. The Dealer Manager represents, warrants and agrees to the following as of the date hereof and during the term of this Agreement:

(a)	Organization Status. The Dealer Manager is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

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(b)	Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Dealer Manager, and assuming due authorization, execution and delivery of this Agreement by the Company and the Adviser, will constitute a valid and legally binding agreement of the Dealer Manager enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability and except that rights to indemnity and contribution hereunder may be limited by applicable law and public policy.

(c)	Absence of Conflict Or Default. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Dealer Manager will not conflict with or constitute a default under (i) its organizational documents, (ii) any indenture, mortgage, deed of trust or lease to which the Dealer Manager is a party or by which it may be bound, or to which any of the property or assets of the Dealer Manager is subject, or (iii) any rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Dealer Manager or its assets, properties or operations, except in the case of clause (ii) or (iii) for such conflicts or defaults that would not individually or in the aggregate have or reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business affairs, properties or results of operations of the Dealer Manager.

(d)	Broker-Dealer Registration; FINRA Membership. The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act and the Exchange Act Rules and Regulations, a member in good standing of FINRA, and a broker or dealer duly registered as such in those states where the Dealer Manager is required to be registered in order to carry out its responsibilities as contemplated by this Agreement. Moreover, the Dealer Manager’s employees and representatives have all required licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out its responsibilities as contemplated by this Agreement.

(e)	Disclosure. The information under the caption “Plan of Distribution” in the Prospectus insofar as it relates to the Dealer Manager, and all other information furnished to the Company by the Dealer Manager in writing specifically for use in the Registration Statement, any preliminary Prospectus or the Prospectus, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.	Offering and Sale of the Shares. The Company hereby appoints the Dealer Manager as its agent and exclusive distributor to solicit and to retain the Selected Dealers (as defined below in Section 3(a)) to solicit subscriptions for the Shares at the subscription price to be paid in cash. The Dealer Manager hereby accepts such agency and exclusive distributorship and agrees to use its reasonable best efforts to sell or cause to be sold the Shares in such quantities and to such Persons in accordance with the terms set forth in this Agreement, the Prospectus and the Registration Statement. Unless this Agreement is earlier terminated pursuant to Section 10, the Dealer Manager shall use such reasonable best efforts during the Offering Period.

As used in this Agreement, “ Offering Period ” means the period commencing on the initial Effective Date and ending on the earliest to occur of the following: (1) the acceptance by the Company of subscriptions for 300,000,000 Shares; (2) the termination of the Offering by the Company, which the Company shall have the right to terminate in its sole and absolute discretion at any time, provided that if the Company commences a public offering pursuant to the Registration Statement or another registration statement filed pursuant to the Securities Act within nine months from the date of the termination of the Offering, the Dealer Manager’s exclusive retention pursuant to this Agreement (and the Offering Period) shall be reinstated; (3) the termination or expiration of the effectiveness of the Registration Statement, provided that if the Company commences a public offering pursuant to the Registration Statement or another registration statement filed pursuant to the Securities Act within nine months from the date of the termination or expiration of the effectiveness of the Registration Statement, the Dealer Manager’s exclusive retention pursuant to this Agreement and the Offering Period shall be reinstated; and (4) the liquidation or dissolution of the Company.

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The number of Shares, if any, to be reserved for sale by each Selected Dealer may be determined, from time to time, by the Dealer Manager upon prior consultation with the Company. In the absence of such determination, the Company shall, subject to the provisions of Section 3(b), accept Subscription Agreements (as defined below) based upon a first-come, first accepted reservation or other similar method. Under no circumstances will the Dealer Manager be obligated to underwrite or purchase any Shares for its own account and, in soliciting purchases of Shares, the Dealer Manager shall act solely as the Company’s agent and not as an underwriter or principal.

(a)	Selected Dealers. The Shares offered and sold through the Dealer Manager under this Agreement shall be offered and sold only by the Dealer Manager and other securities dealers the Dealer Manager may retain (collectively, the “Selected Dealers”); provided, however, that (i) the Dealer Manager reasonably believes that each of the Selected Dealers is registered as a broker-dealer pursuant to the provisions of the Exchange Act and the Exchange Act Rules and Regulations, a member in good standing of FINRA and is duly licensed or registered by the regulatory authorities in the jurisdictions in which they will offer and sell Shares or exempt from broker-dealer registration with the Commission and all other applicable regulatory authorities, (ii) all such engagements are evidenced by written agreements, the terms and conditions of which substantially conform to the form of Selected Dealer Agreement approved by the Company and the Dealer Manager (the “Selected Dealer Agreement”), and (iii) the Company shall have previously approved each Selected Dealer (such approval not to be unreasonably withheld or delayed).

(b)	Subscription Documents. Each Person desiring to purchase Shares through the Dealer Manager, or any other Selected Dealer, will be required to complete and execute the subscription agreement included as Appendix A in the Prospectus (the “Subscription Agreement”).

i.	Until the Minimum Offering has been sold, payments for Shares shall be made by checks payable to “UMB BANK, N.A., ESCROW AGENT FOR BUSINESS DEVELOPMENT CORPORATION OF AMERICA II” During such time, the Selected Dealer shall forward original checks together with an original Subscription Agreement, executed and initialed by the subscriber as provided for in the Subscription Agreement, to the Escrow Agent at the address provided in the Subscription Agreement.

ii.	Once the Minimum Offering has been deposited in the Escrow Account, upon determination by the Company that it intends to break escrow, the Company shall deposit (or cause to be deposited) all subscription funds to a designated deposit account in the name of the Company (the “Deposit Account”) at a bank which shall be subject to the reasonable prior approval of the Dealer Manager and subject to any higher or continuing escrow obligations imposed by certain states as described in the Prospectus. At this time, after the Minimum Offering has been satisfied, payments for Shares shall be made to “ BUSINESS DEVELOPMENT CORPORATION OF AMERICA II .”

(c)	Deposit Account. Once subscription funds from Persons in the Escrow Account aggregate $2,000,000 in respect of Shares of the Company (the “Escrow Break Date”), subject to any continuing escrow obligations imposed by certain states as described in the Prospectus, the Company will deposit all subsequent subscription funds in the Deposit Account.

(d)	Internal Review. When a Selected Dealer’s internal supervisory procedures are conducted at the site at which the Subscription Agreement and check were initially received by the Selected Dealer from the subscriber, the Selected Dealer shall transmit the Subscription Agreement and check to the Escrow Agent by the end of the next business day following receipt of the check and Subscription Agreement. When, pursuant to the Selected Dealer’s internal supervisory procedures, the Selected Dealer’s final internal supervisory procedures are conducted at a different location (the “Final Review Office”), the Selected Dealer shall transmit the check and Subscription Agreement to the Final Review Office by the end of the next business day following the Selected Dealer’s receipt of the Subscription Agreement and check. The Final Review Office will, by the end of the next business day following its receipt of the Subscription Agreement and check, forward both the Subscription Agreement and check to the Escrow Agent. If any Subscription Agreement solicited by the Selected Dealer is rejected by the Dealer Manager or the Company, then the Subscription Agreement and check will be returned to the rejected subscriber within 10 business days from the date of rejection.

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(e)	Completed Sale. A sale of a Share shall be deemed by the Company to be completed if and only if (i) the Company has received a properly completed and executed Subscription Agreement, together with payment of the full purchase price of each purchased Share, from an investor who satisfies the applicable suitability standards and minimum purchase requirements set forth in the Registration Statement as determined by the Selected Dealer, or the Dealer Manager, as applicable, in accordance with the provisions of this Agreement, (ii) the Company has accepted such subscription, and (iii) such investor has been admitted as a stockholder of the Company. In addition, no sale of Shares shall be completed until at least five business days after the date on which the subscriber receives a copy of the Prospectus. The Dealer Manager hereby acknowledges and agrees that the Company, in its sole and absolute discretion, may accept or reject any subscription, in whole or in part, for any reason whatsoever or no reason, and no commission or dealer manager fee will be paid to the Dealer Manager with respect to that portion of any subscription which is rejected.

(f)	Dealer Manager Compensation.

i.	Subject to the volume discounts and other special circumstances described in or otherwise provided in the “Plan of Distribution” section of the Prospectus or this Section 3(f), the Company agrees to pay the Dealer Manager selling commissions in the amount of 7% of the gross proceeds of shares sold in the Offering. Alternatively, if the Selected Dealer elects to receive selling commissions equal to 7.5% of the gross proceeds of shares sold in the Offering in accordance with the Selected Dealer Agreement, the Company agrees to pay the Dealer Manager selling commissions in the amount of 7.5% of the gross proceeds of shares sold in the Offering, of which 2.5% shall be payable at the time of such sale and 1% shall be paid on each anniversary of the closing of such sale up to and including the fifth anniversary of the closing of such sale. The Company will pay reduced selling commissions or may eliminate commissions on certain sales of Shares, in accordance with, and on the terms set forth in, the Prospectus. The Dealer Manager will reallow all the selling commissions, subject to federal and state securities laws, to the Selected Dealer who sold the Shares, as described more fully in the Selected Dealer Agreement. In no event shall the Dealer Manager be entitled to payment of any compensation in the event that the Minimum Offering is not completed according to this Agreement; provided, however, that the reimbursement of out-of-pocket accountable expenses actually incurred by the Dealer Manager or persons associated with the Dealer Manager shall not be presumed to be unfair or unreasonable and shall be payable under normal circumstances.

ii.	Subject to the special circumstances described in or otherwise provided in the “Plan of Distribution” section of the Prospectus or this Section 3(f), as compensation for acting as the dealer manager, the Company will pay the Dealer Manager a dealer manager fee in the amount of 3% of the gross proceeds of shares sold in the Offering (the “Dealer Manager Fee”). Notwithstanding the foregoing, the Dealer Manager Fee will be reduced to two and one-half percent (2.5%) if the Selling Commission is seven and one-half percent (7.5%) as described above. The Dealer Manager may retain or re-allow up to fifty percent (50%) of the Dealer Manager Fee, subject to federal and state securities laws, to the Selected Dealer who sold the Shares, as described more fully in the Selected Dealer Agreement.

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iii.	All selling commissions and Dealer Manager Fees payable to the Dealer Manager with respect to an investor subscribing for the Shares will be paid as dictated by industry practice after the investor is admitted as a stockholder of the Company.

iv.	In no event shall the total aggregate underwriting compensation payable from whatever source to the Dealer Manager and any Selected Dealers participating in the Offering, including, but not limited to, selling commissions and the Dealer Manager Fee, exceed 10% of gross offering proceeds from the Offering in the aggregate.

In connection with the minimum amount offered by the Company pursuant to the Prospectus and FINRA’s 10% underwriting compensation limitation under FINRA Rule 2310 (“FINRA’s 10% cap”), the Dealer Manager shall advance all of the fixed expenses related to the sale of Shares, including, but not limited to, wholesaling salaries, salaries of dual employees allocated to wholesaling activities, and other fixed expenses (including, but not limited to, wholesaling expense reimbursements and the Dealer Manager’s legal expenses associated with filing the Offering with FINRA), that are required to be included within FINRA’s 10% cap to ensure that the aggregate underwriting compensation paid in connection with the Offering does not exceed FINRA’s 10% cap.

The Dealer Manager shall repay to the Company any excess amounts received over FINRA’s 10% cap if the Offering is abruptly terminated after receiving the minimum amount offered by the Company pursuant to the Prospectus and before reaching the maximum amount offered by the Company pursuant to the Prospectus.

No compensation in connection with the Offering may be paid to the Dealer Manager, Soliciting Dealers or their affiliates out of the proceeds of the Offering prior to the release of such proceeds from escrow.

v.	Notwithstanding anything to the contrary contained herein, if the Company pays any selling commission to the Dealer Manager for sale by a Selected Dealer of one or more Shares and the subscription is rescinded as to one or more of the Shares covered by such Subscription Agreement, then the Company shall decrease the next payment of selling commissions or other compensation otherwise payable to the Dealer Manager by the Company under this Agreement by an amount equal to the commission rate established in this Section 3(f), multiplied by the number of Shares as to which the subscription was rescinded. If no payment of selling commissions or other compensation is due to the Dealer Manager after such withdrawal occurs, then the Dealer Manager shall pay the amount specified in the preceding sentence to the Company within a reasonable period of time not to exceed 30 days following receipt of notice by the Dealer Manager from the Company stating the amount owed as a result of rescinded subscriptions.

(g)	Reasonable Bona Fide Due Diligence Expenses. The Company or the Adviser shall reimburse the Dealer Manager or any Selected Dealer for reasonable bona fide due diligence expenses incurred by the Dealer Manager or any Selected Dealer. The Company shall only reimburse the Dealer Manager or any Selected Dealer for such approved bona fide due diligence expenses to the extent such expenses have actually been incurred and are supported by detailed and itemized invoice(s) provided to the Company and permitted pursuant to the rules and regulations of FINRA .

(h)	Certain Advances to Dealer Manager. The parties hereto acknowledge that prior to the initial Effective Date, the Company may have paid to the Dealer Manager advances of monies against out-of-pocket accountable expenses actually anticipated to be incurred by the Dealer Manager in connection with the Offering (other than reasonable bona fide due diligence expenses). Such advances shall be credited against such portion of the Dealer Manager Fees payable pursuant to Section 3(f) that is retained by the Dealer Manager and not reallowed until the full amount of such advances is offset. Such advances are not intended to be in addition to the compensation set forth in Section 3(f) and any and all monies advanced that are not utilized for out-of-pocket accountable expenses actually incurred by the Dealer Manager in connection with the Offering (other than reasonable bona fide due diligence expenses) shall be reimbursed by the Dealer Manager to the Company.

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(i)	Selected Dealers. The Company will not be liable or responsible to any Selected Dealer for direct payment of selling commissions or the Dealer Manager Fee to such Selected Dealer, it being the sole and exclusive responsibility of the Dealer Manager for payment of selling commissions or the Dealer Manager Fee to Selected Dealers.

4.	Conditions to the Dealer Manager’s Obligations. The Dealer Manager’s obligations hereunder shall be subject to the following terms and conditions (and if all such conditions are not satisfied or waived by the Dealer Manager on or before the initial Effective Date or at any time thereafter until the Termination Date (as defined in Section 10(a)), then no funds shall be released (1) from the Escrow Account if the Dealer Manager provides notice to this effect to the Company and the Escrow Agent, and (2) from the Deposit Account if the Dealer Manager provides notice to this effect to the Company and the Escrow Agent:

(a)	The representations and warranties on the part of the Company and the Adviser contained in this Agreement hereof shall be true and correct in all material respects and the Company and the Adviser shall have complied with their covenants, agreements and obligations contained in this Agreement in all material respects;

(b)	The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the Company and the Adviser, no proceedings for that purpose shall have been instituted, threatened or contemplated by the Commission; and any request by the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Dealer Manager.

(c)	The Registration Statement and the Prospectus, and any amendment or any supplement thereto, shall not contain any untrue statement of material fact, or omit to state a material fact that is required to be stated therein or is necessary to make the statements therein not misleading.

(d)	On the initial Effective Date and at or prior to the fifth business day following the Effective Date of each post-effective amendment to the Registration Statement that includes or incorporates by reference new audited financial statements for the Company, the Dealer Manager reserves the right to receive from Grant Thornton LLP or such other independent registered public accountants for the Company, (i) a letter, dated the applicable date, addressed to the Dealer Manager, in form and substance satisfactory to the Dealer Manager, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to placement agents or dealer managers, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited financial statements and certain financial information contained in the Registration Statement and the Prospectus, and (ii) confirming that they are (A) independent registered public accountants as required by the Securities Act, and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X.

(e)	At or prior to the fifth business day following (i) the request by the Dealer Manager in connection with any third-party due diligence investigation, and (ii) the Effective Date of each post-effective amendment to the Registration Statement (other than post-effective amendments filed solely pursuant to Rule 462(d) under the Securities Act and other than the post-effective amendments referred to in Section 4(d)), the Dealer Manager shall have received from Grant Thornton LLP or such other independent public or certified public accountants for the Company, if applicable, a letter, dated such date, in form and substance satisfactory to the Dealer Manager, to the effect that they reaffirm the statements made in the most recent letter furnished pursuant to Section 4(d), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the date of the letter furnished pursuant to this Section 4(e).

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(f)	At or prior to the Effective Date and at or prior to the fifth business day following the effective date of each post-effective amendment to the Registration Statement (other than post-effective amendments filed solely pursuant to Rule 462(d) under the Securities Act), the Dealer Manager shall have received a written certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of the applicable date, to the effect that: (i) the representations and warranties of the Company and the Adviser set forth in this Agreement are true and correct in all material respects with the same force and effect as though expressly made on and as of the applicable date; and (ii) the Company and the Adviser have complied in all material respects with all the agreements hereunder and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the applicable date.

5.	Covenants of the Company and the Adviser. The Company and the Adviser hereby covenant and agree with the Dealer Manager as follows:

(a)	Registration Statement. The Company will use commercially reasonable efforts (i) to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible; and (ii) on an ongoing basis, to maintain an effective status with the Commission of the Registration Statement, as amended, thereafter until the termination of the Offering. The Company will furnish a copy of any amendment or supplement of the Registration Statement or the Prospectus to the Dealer Manager. The Company will comply in all material respects with all federal and state securities laws, rules and regulations which are required to be complied with in order to permit the continuance of offers and sales of the Shares in accordance with the provisions hereof and of the Prospectus.

(b)	Business Development Company Status. The Company will use its best efforts to maintain its status as a BDC; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a BDC, with the approval of the Company’s board of directors and a vote of its stockholders as required by Section 58 of the Investment Company Act.

(c)	Investment Adviser. Upon the initial Effective Date, the Adviser will be registered as an investment adviser under the Advisers Act and will not be prohibited by the Advisers Act or the Investment Company Act from acting under the Advisory Agreement for the Company as contemplated by the Prospectus. There does not exist any proceeding or, to the Advisers knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

(d)	Subchapter M. The Company will use its best efforts to qualify for and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to maintain such qualification and election in effect for each full fiscal year during which it is a BDC under the Investment Company Act; provided that, at the discretion of the Company’s board of directors, it may elect not to be so treated.

(e)	Commission Orders. If the Commission shall issue any stop order or any other order preventing or suspending the use of the Prospectus, or shall institute any proceedings for that purpose, then the Company will promptly notify the Dealer Manager and use its commercially reasonable efforts to prevent the issuance of any such order and, if any such order is issued, to use commercially reasonable efforts to obtain the removal thereof as promptly as possible.

(f)	Blue Sky Qualifications. The Company will use commercially reasonable efforts to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Dealer Manager and the Company shall mutually agree upon and to make such applications, file such documents and furnish such information as may be reasonably required for that purpose. The Company will furnish the Dealer Manager with a copy of such papers filed by the Company in connection with any such qualification. The Company will promptly advise the Dealer Manager of the issuance by such securities administrators of any stop order preventing or suspending the use of the Prospectus or of the initiation of any proceedings for that purpose, and will use its commercially reasonable efforts to prevent the issuance of any such order and if any such order is issued, to use its commercially reasonable efforts to obtain the removal thereof as promptly as possible. The Company will notify the Dealer Manager promptly following each date of (i) the effectiveness of qualification or exemption of the Shares in any jurisdiction in which the offering and sale of Shares has been authorized by appropriate state regulatory authorities; and (ii) a change in the status of the qualification or exemption of the Shares in any jurisdiction in any respect.

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(g)	Amendments and Supplements. If, at any time when a Prospectus relating to the Shares is required to be delivered under the Securities Act, any event shall have occurred to the knowledge of the Company, or the Company receives notice from the Dealer Manager that it believes such an event has occurred, as a result of which the Prospectus or any Approved Sales Literature (as defined in Section 5(k) below) as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances existing at the time, so that it is then required to be delivered to a subscriber an amendment or supplement which will correct such statement, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus relating to the Shares to comply with the Securities Act, then the Company will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and will prepare and file with the Commission such an amendment or supplement, and shall make available to the Dealer Manager thereof sufficient copies for its own use and distribution to the Selected Dealers.

(h)	Requests from Commission or State Securities Administrators. The Company will promptly advise the Dealer Manager of any request made by the Commission or a state securities administrator for amending the Registration Statement, supplementing the Prospectus or for additional information.

(i)	Copies of Registration Statement. The Company will furnish the Dealer Manager with one signed copy of the Registration Statement, including its exhibits, and such additional copies of the Registration Statement, without exhibits, and the Prospectus and all amendments and supplements thereto, which are finally approved by the Commission, as the Dealer Manager may reasonably request for sale of the Shares.

(j)	Qualification To Transact Business; Authority to Perform Agreements. The Company will take all steps necessary to ensure that at all times the Company will validly exist as a Maryland corporation and will be qualified to do business in all jurisdictions in which the conduct of its business requires such qualification and where such qualification is required under local law. The Company undertakes to obtain all consents, approvals, authorizations or orders of any court or governmental agency or body which are required for the Company’s performance of this Agreement and under the Company’s articles of incorporation (as the same may be amended, supplemented or otherwise modified from time-to-time, the “Company’s Charter”) and bylaws for the consummation of the transactions contemplated hereby and thereby, respectively, or the conducting by the Company of the business described in the Prospectus.

(k)	Sales Literature. The Company will furnish to the Dealer Manager as promptly as shall be practicable upon request any supplemental sales literature or advertisement (including, without limitation any “broker-dealer use only” material), regardless of how labeled or described, for use in addition to the Prospectus in connection with the Offering which previously has been, or hereafter is, furnished or approved by the Company (collectively, “ Approved Sales Literature ”) (provided that the use of said material has been first approved for use by all appropriate regulatory agencies). Any Approved Sales Literature shall, to the extent required, be filed with and, to the extent required, approved by the appropriate securities agencies and bodies, provided that the Dealer Manager will make all FINRA filings, to the extent required. The Company will prepare (or cause to be prepared) all Approved Sales Literature. Each of the Company and the Adviser will not (and will cause its affiliates to not) (i) show or give to any investor or prospective investor or any material or writing that is marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public; and (ii) show or give to any investor or prospective investor in a particular jurisdiction any material or writing if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction.

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(l)	Use of Proceeds. The Company will apply the proceeds from the sale of the Shares as set forth in the Prospectus.

(m)	Customer Information. Each of the Company and the Adviser shall:

i.	abide by and comply with (A) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”), (B) the privacy standards and requirements of any other applicable federal or state law, and (C) its own internal privacy policies and procedures, each as may be amended from time to time;

ii.	refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

iii.	determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving an aggregated list of such customers from the Selected Dealers (the “List”) to identify customers that have exercised their opt-out rights. If either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

(n)	Certain Payments. Without the prior consent of the Dealer Manager, none of the Company, the Adviser or any of their respective affiliates will make any payment (cash or non-cash) to any associated Person or registered representative of the Dealer Manager.

(o)	Dealer Manager’s Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement, any preliminary prospectus or the Prospectus (including any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Dealer Manager for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement without the Dealer Manager’s consent, which consent shall not be unreasonably withheld, conditioned or delayed.

6.	Covenants of the Dealer Manager. The Dealer Manager hereby covenants and agrees with the Company and the Adviser to the following:

(a)	Compliance with Laws; Prospectus Delivery. With respect to the Dealer Manager’s participation and the participation by each Selected Dealer in the offer and sale of the Shares (including, without limitation, any resales and transfers of Shares), the Dealer Manager agrees, and each Selected Dealer in its Selected Dealer Agreement will agree, to comply in all material with all applicable requirements of (i) the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations and all other federal regulations applicable to the Offering, (ii) all applicable state securities or blue sky laws and regulations in effect from time to time, and (iii) the Rules of FINRA applicable to the Offering, from time to time in effect, specifically including, but not in any way limited to, NASD Conduct Rules 2340 and 2420 and FINRA Rules 2310, 5130 and 5141 therein. The Dealer Manager will not offer the Shares for sale in any jurisdiction unless and until it has been advised that the Shares are either registered in accordance with, or exempt from, the securities and other laws applicable thereto.

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In addition, the Dealer Manager shall, in accordance with applicable law or as prescribed by any state securities administrator, provide, or require in the Selected Dealer Agreement that the Selected Dealer shall provide, to any prospective investor copies of the Prospectus and any supplements thereto during the course of the Offering and prior to the sale. The Company may provide the Dealer Manager with certain Approved Sales Literature to be used by the Dealer Manager and the Selected Dealers in connection with the solicitation of purchasers of the Shares. The Dealer Manager agrees not to deliver the Approved Sales Literature to any Person prior to the initial Effective Date. If the Dealer Manager elects to use such Approved Sales Literature after the initial Effective Date, then the Dealer Manager agrees that such material shall not be used by it in connection with the solicitation of purchasers of the Shares and that it will direct Selected Dealers not to make such use unless accompanied or preceded by the Prospectus, as then currently in effect, and as it may be amended or supplemented in the future. The Dealer Manager agrees that it will not use any Approved Sales Literature other than those provided to the Dealer Manager by the Company for use in the Offering.

(b)	No Additional Information. In offering the Shares for sale, the Dealer Manager shall not, and each Selected Dealer shall agree not to, give or provide any information or make any representation other than those contained in the Prospectus or the Approved Sales Literature. The Dealer Manager will not (i) show or give to any investor or prospective investor any material or writing that is supplied to it by the Company and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public; and (ii) show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Company if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction.

(c)	Sales of Shares. The Dealer Manager shall, and each Selected Dealer shall agree to, solicit purchases of the Shares only in the jurisdictions in which the Dealer Manager and such Selected Dealer are legally qualified to so act and in which the Dealer Manager and each Selected Dealer have been advised by the Company in writing that such solicitations can be made.

(d)	Subscription Agreement. The Dealer Manager will comply in all material respects with the subscription procedures set forth in the “Plan of Distribution” section of the Prospectus. Subscriptions will be submitted by the Dealer Manager and each Selected Dealer to the Company only on the form which is included as Appendix A to the Prospectus. The Dealer Manager understands and acknowledges, and the Selected Dealers each acknowledge, that the Subscription Agreement must be executed and initialed by the subscriber as provided for by the Subscription Agreement.

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(e)	Suitability. The Dealer Manager will offer Shares, and in its agreement with each Selected Dealer will require that the Selected Dealer offer Shares, only to Persons that it has reasonable grounds to believe meet the financial qualifications set forth in the Prospectus and will only make offers to Persons in the states in which it is advised in writing by the Company that the Shares are qualified for sale or that such qualification is not required. In offering Shares, the Dealer Manager will comply, and in its agreements with the Selected Dealers will require that the Selected Dealers comply, with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation FINRA Rules 2111 and 2310 and the provisions of Sections III.C. and III.E. of the Omnibus Guidelines of the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”). The Dealer Manager agrees that in recommending the purchase of the Shares to an investor, the Dealer Manager and each Person associated with the Dealer Manager that makes such recommendation shall have, and each Selected Dealer in its Selected Dealer Agreement shall agree with respect to investors to which it makes a recommendation shall agree that it shall have, reasonable grounds to believe, on the basis of information obtained from the investor concerning the investor’s investment objectives, other investments, financial situation and needs, and any other information known by the Dealer Manager, the Person associated with the Dealer Manager or the Selected Dealer that: (i) the investor is or will be in a financial position appropriate to enable the investor to realize to a significant extent the benefits described in the Prospectus, including the tax benefits where they are a significant aspect of the Company; (ii) the investor has a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity; and (iii) an investment in the Shares offered in the Offering is otherwise suitable for the investor. The Dealer Manager agrees as to investors to whom it makes a recommendation with respect to the purchase of the Shares in the Offering (and each Selected Dealer in its Selected Dealer Agreement shall agree, with respect to Investors to whom it makes such recommendations) to maintain in the files of the Dealer Manager (or the Selected Dealer, as applicable) documents disclosing the basis upon which the determination of suitability was reached as to each investor. In making the determinations as to financial qualifications and as to suitability required by the NASAA Guidelines, the Dealer Manager and Selected Dealers may rely on (A) representations from investment advisers who are not affiliated with a Selected Dealer, banks acting as trustees or fiduciaries, and (B) information it has obtained from a prospective investor, including such information as the investment objectives, other investments, financial situation and needs of the Person or any other information known by the Dealer Manager (or Selected Dealer, as applicable), after due inquiry. Notwithstanding the foregoing, the Dealer Manager shall not, and each Selected Dealer shall agree not to, execute any transaction in the Company in a discretionary account without prior written approval of the transaction by the customer.

(f)	Recordkeeping. The Dealer Manager shall, and each Selected Dealer shall agree to, maintain, for at least six years or for a period of time not less than that required in order to comply with all applicable federal, state and other regulatory requirements, whichever is later, a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer and sale of the Shares (both at the time of the initial subscription and at the time of any additional subscriptions) and a representation of the investor that the investor is investing for the investor’s own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made met the suitability standards. The Company agrees that the Dealer Manager can satisfy its obligation by contractually requiring such information to be maintained by the investment advisers or banks referred to in Section 6(e).

(g)	Selected Dealer Agreements. All engagements of the Selected Dealers will be evidenced by a Selected Dealer Agreement.

(h)	Electronic Delivery. If it intends to use electronic delivery to distribute the Prospectus to any Person, it will comply with all applicable requirements of the Commission, the Blue Sky laws, FINRA and any other laws or regulations related to the electronic delivery of documents.

(i)	Coordination. The Company, the Adviser and the Dealer Manager shall have the right, but not the obligation, to meet with key personnel of the other on an ongoing and regular basis to discuss the Offering.

(j)	AML Compliance. The Dealer Manager represents to the Company that it has established and implemented anti-money laundering compliance programs (“AML Program”) in accordance with applicable law, including applicable FINRA Conduct Rules, Exchange Act Rules and Regulations and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”), reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Shares. The Dealer Manager further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act, and the Dealer Manager hereby covenants to remain in compliance with such requirements and shall, upon request by the Company, provide a certification to the Company that, as of the date of such certification (i) its AML Program is consistent with the AML Rules, and (ii) it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.

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(k)	Cooperation. Upon the expiration or earlier termination of this Agreement prior to the expiration or termination of the Offering, the Dealer Manager will use reasonable efforts to cooperate with the Company and any other party that may be necessary to accomplish an orderly transfer and transfer to a successor dealer manager of the operation and management of the services the Dealer Manager is providing to the Company under this Agreement; provided that the Company shall not be in breach or default of this Agreement. The Dealer Manager will not be entitled to receive any additional fee in connection with the foregoing provisions of this Section 6(k), but the Company will pay or reimburse the Dealer Manager for any out-of-pocket expenses reasonably incurred by the Dealer Manager in connection therewith.

(l)	Customer Information. The Dealer Manager shall, and in its agreements with Selected Dealers shall require Selected Dealers to, agree to:

i.	abide by and comply with (A) the privacy standards and requirements of the GLB Act, (B) the privacy standards and requirements of any other applicable federal or state law, and (C) its own internal privacy policies and procedures, each as may be amended from time to time;

ii.	refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

iii.	determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving the List to identify customers that have exercised their opt-out rights. If either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

7.	Expenses. Subject to Sections 3(f), (g) and (h), the Dealer Manager shall pay all its own costs and expenses incident to the performance of its obligations under this Agreement. The Company agrees to pay all costs and expenses related to:

(a)	the registration of the offer and sale of the Shares with the Commission;

(b)	expenses of printing the Registration Statement and the Prospectus and any amendment or supplement thereto as herein provided;

(c)	fees and expenses incurred in connection with any required filing with FINRA;

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(d)	all the expenses of agents of the Company, excluding the Dealer Manager, incurred in connection with performing marketing and advertising services for the Company including all costs and expenses incident to the travel and accommodation of the Company’s employees in making road show presentations with respect to the Offering;

(e)	expenses of qualifying the Shares for offering and sale under state securities laws, and expenses in connection with the preparation and printing of the Blue Sky Survey;

(f)	all fees and expenses of the Company’s legal counsel and the independent registered public accounting firm;

(g)	the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement; and

(h)	the performance of the Company’s other obligations hereunder.

8.	Indemnification.

(a)	Indemnified Parties Defined. For the purposes of this Agreement, an “Indemnified Party” shall mean a Person entitled to indemnification under this Section 8, as well as such Person’s officers, directors (including with respect to the Company, any Person named in the Registration Statement with his consent as a director nominee), employees, members, partners, affiliates, agents and representatives, and each Person, if any, who controls such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(b)	Indemnification of the Dealer Manager and Selected Dealers. The Company will indemnify, defend and hold harmless the Dealer Manager and the Selected Dealers, and their respective Indemnified Parties, from and against any losses, claims, expenses (including reasonable legal and other expenses incurred in investigating and defending such claims or liabilities), damages or liabilities, joint or several, to which any such Selected Dealers or the Dealer Manager, or their respective Indemnified Parties, may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Company or the Adviser, any material breach of a covenant contained herein by the Company or the Adviser, or any material failure by the Company or the Adviser to perform, its obligations hereunder or to comply with state or federal securities laws applicable to the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained (A) in any Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement to the Prospectus, (B) in any Approved Sales Literature or (C) in any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”); or (iii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement or any post-effective amendment thereof to make the statements therein not misleading or the omission or alleged omission to state a material fact required to be stated in the Prospectus or any amendment or supplement to the prospectus to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse each Selected Dealer or the Dealer Manager, and their respective Indemnified Parties, for any reasonable legal or other expenses incurred by such Selected Dealer or the Dealer Manager, and their respective Indemnified Parties, in connection with investigating or defending such loss, claim, expense, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, expense, damage or liability arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager expressly for use in the Registration Statement or any post-effective amendment thereof or the Prospectus or any such amendment thereof or supplement thereto. The indemnity provisions under this Section 8(b) will be in addition to any liability which the Company may otherwise have.

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Notwithstanding the foregoing, as required by the Company’s charter and Section II.G. of the NASAA Guidelines, the indemnification and agreement to hold harmless provided in this Section 8(b) is further limited to the extent that no such indemnification by the Company of a Selected Dealer or the Dealer Manager, or their respective Indemnified Parties, shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Party; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Party; or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

(c)	Dealer Manager Indemnification of the Company and Adviser. The Dealer Manager will indemnify, defend and hold harmless the Company, the Adviser, each of their Indemnified Parties and each Person who has signed the Registration Statement, from and against any losses, claims, expenses (including the reasonable legal and other expenses incurred in investigating and defending any such claims or liabilities), damages or liabilities to which any of the aforesaid parties may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, expenses, damages (or actions in respect thereof) arise out of or are based upon: (i) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Dealer Manager or any material breach of a covenant contained herein by the Dealer Manager; (ii) any untrue statement or any alleged untrue statement of a material fact contained (A) in any Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement to the Prospectus, (B) in any Approved Sales Literature, or (C) in any Blue Sky Application; (iii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement or any post-effective amendment thereof to make the statements therein not misleading, or the omission or alleged omission to state a material fact required to be stated in the Prospectus or any amendment or supplement to the Prospectus to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in each case described in clauses (ii) and (iii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager expressly for use in the Registration Statement or any such post-effective amendments thereof or the Prospectus or any such amendment thereof or supplement thereto; or (iv) any use of sales literature, including “broker-dealer use only” materials, by the Dealer Manager that is not Approved Sales Literature. The Dealer Manager will reimburse the aforesaid parties for any reasonable legal or other expenses incurred in connection with investigation or defense of such loss, claim, expense, damage, liability or action. The indemnity provisions under this Section 8(c) will be in addition to any liability which the Dealer Manager may otherwise have.

(d)	Selected Dealer Indemnification of the Company. By virtue of entering into the Selected Dealer Agreement, each Selected Dealer severally will agree to indemnify, defend and hold harmless the Company, the Dealer Manager, each of their respective Indemnified Parties, and each Person who signed the Registration Statement, from and against any losses, claims, expenses, damages or liabilities to which the Company, the Dealer Manager, or any of their respective Indemnified Parties, or any Person who signed the Registration Statement, may become subject, under the Securities Act or otherwise, as more fully described in the Selected Dealer Agreement.

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(e)	Action Against Parties; Notification. Promptly after receipt by any Indemnified Party under this Section 8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to give such notice shall not relieve the indemnifying party of its obligations hereunder except to the extent it shall have been actually prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of, and unconditional release of all liabilities from, the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.

(f)	Reimbursement of Fees And Expenses. An Indemnifying Party under this Section 8 shall be obligated to reimburse an Indemnified Party for reasonable legal and other expenses as follows:

i.	In the case of the Company indemnifying the Dealer Manager, the advancement of Company funds to the Dealer Manager for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought shall be permissible (in accordance with Section II.G. of the NASAA Guidelines) only if all of the following conditions are satisfied: (A) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; (B) the legal action is initiated by a third party who is not a stockholder of the Company or the legal action is initiated by a stockholder of the Company acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (C) the Dealer Manager undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which the Dealer Manager is found not to be entitled to indemnification.

ii.	In any case of indemnification other than that described in Section 8(f)(i) above, the Indemnifying Party shall pay all legal fees and expenses reasonably incurred by the Indemnified Party in the defense of such claims or actions; provided, however, that the Indemnifying Party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm (in addition to local counsel) that has been participating by a majority of the indemnified parties against which such action is finally brought; and if a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

9.	Contribution.

(a)	If the indemnification provided for in Section 8 is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Dealer Manager and the Selected Dealer, respectively, from the proceeds received in the Offering pursuant to this Agreement and the relevant Selected Dealer Agreement, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Dealer Manager and the Selected Dealer, respectively, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

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(b)	The relative benefits received by the Company, the Dealer Manager and the Selected Dealer, respectively, in connection with the proceeds received in the Offering pursuant to this Agreement and the relevant Selected Dealer Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Offering pursuant to this Agreement and the relevant Selected Dealer Agreement (before deducting expenses), received by the Company, and the total selling commissions and dealer manager fees received by the Dealer Manager and the Selected Dealer, respectively, in each case as set forth on the cover of the Prospectus bear to the aggregate offering price of the Shares sold in the Offering as set forth on such cover.

(c)	The relative fault of the Company, the Dealer Manager and the Selected Dealer, respectively, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Company, by the Dealer Manager or by the Selected Dealer, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)	The Company, the Dealer Manager and the Selected Dealer (by virtue of entering into the Selected Dealer Agreement) agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable contributions referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or alleged omission.

(e)	Notwithstanding the provisions of this Section 9, the Dealer Manager and the Selected Dealer shall not be required to contribute any amount by which the total price at which the Shares sold in the Offering to the public by them exceeds the amount of any damages which the Dealer Manager and the Selected Dealer have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

(f)	No party guilty of “fraudulent misrepresentation” (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

(g)	For the purposes of this Section 9, the Dealer Manager’s officers, directors, employees, members, partners, agents and representatives, and each Person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution of the Dealer Manager, and each officers, directors, employees, members, partners, agents and representatives of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution from the Company. The Selected Dealers’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the number of Shares sold by each Selected Dealer in the Offering and not joint.

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10.	Termination of this Agreement.

(a)	Term; Expiration. This Agreement shall become effective on the initial Effective Date. Unless sooner terminated pursuant to this Section 10(a), this Agreement shall expire at the end of the Offering Period (subject to reinstatement of the Offering Period pursuant to the provisions of Section 3. This Agreement may be earlier terminated by the Company pursuant to Section 10(b) or by the Dealer Manager pursuant to Section 10(c). The date upon which this Agreement shall have so expired or been terminated earlier shall be referred to as the “Termination Date.”

(b)	Termination by the Company. Beginning six months following the initial Effective Date, this Agreement may be terminated at the sole option of the Company, upon at least 60 days’ prior written notice to the Dealer Manager. The Company also may terminate this Agreement immediately, subject to the 30-day cure period for a “for Cause” termination due to a material breach of this Agreement, upon written notice of termination from the Board of Directors of the Company to the Dealer Manager if any of the following events occur:

i.	For Cause (as defined below);

ii.	A court of competent jurisdiction enters a decree or order for relief in respect of the Dealer Manager in any involuntary case under the applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Dealer Manager or for any substantial part of its property or orders the winding up or liquidation of the Dealer Manager’s affairs; or

iii.	The Dealer Manager commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Dealer Manager or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due.

As used above, “Cause” shall mean fraud, criminal conduct, willful misconduct or willful or grossly negligent breach of the Dealer Manager’s obligations under this Agreement which materially adversely affects the Dealer Manager’s ability to perform its duties; or a material breach of this Agreement by the Dealer Manager which materially adversely affects the Dealer Manager’s ability to perform its duties, provided that (A) Dealer Manager does not cure any such material breach within 30 days of receiving notice of such material breach from the Company, or (B) if such material breach is not of a nature that can be remedied within such period, the Dealer Manager does not diligently take all reasonable steps to cure such breach or does not cure such breach within a reasonable time period.

(c)	Termination by Dealer Manager. Beginning six months following the initial Effective Date, this Agreement may be terminated at the sole option of the Dealer Manager, upon at least 60 days’ prior written notice to the Company. The Dealer Manager also may terminate this Agreement immediately, subject to the 30-day cure period for a “for Good Reason” termination due to a material breach of this Agreement, upon written notice of termination from the Dealer Manager to the Company if any of the following events occur:

i.	For Good Reason (as defined below);

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ii.	A court of competent jurisdiction enters a decree or order for relief in respect of the Company in any involuntary case under the applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property or orders the winding up or liquidation of the Company’s affairs;

iii.	The Company commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of their property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due;

iv.	There shall have been a material change in the nature of the business conducted or contemplated to be conducted as set forth in the Registration Statement at the initial Effective Date by the Company;

v.	There shall have occurred a Company MAE, whether or not arising in the ordinary course of business;

vi.	A stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and is not rescinded within 10 business days after the issuance thereof; or

vii.	A material action, suit, proceeding or investigation of the type referred to in Section 1(g) shall have occurred or arisen on or after the initial Effective Date.

As used above, “Good Reason” shall mean fraud, criminal conduct, willful misconduct or willful or grossly negligent breach of the Company’s obligations under this Agreement, or a material breach of this Agreement by the Company, provided that (i) the Company does not cure any such material breach within 30 days of receiving notice of such material breach from the Dealer Manager, or (ii) if such material breach is not of a nature that can be remedied within such period, the Company does not diligently take all reasonable steps to cure such breach or does not cure such breach within a reasonable time period.

(d)	Delivery of Records upon Expiration or Early Termination. Upon the expiration or early termination of this Agreement for any reason, the Dealer Manager shall (i) promptly forward any and all funds, if any, in its possession which were received from investors for the sale of Shares into the Escrow Account for the deposit of investor funds, (ii) to the extent not previously provided to the Company, provide a list of all investors who have subscribed for or purchased shares and all broker-dealers with whom the Dealer Manager has entered into a Selected Dealer Agreement, (iii) notify Selected Dealers of such termination, and (iv) promptly deliver to the Company copies of any sales literature designed for use specifically for the Offering that it is then in the process of preparing. Upon expiration or earlier termination of this Agreement, the Company shall pay to the Dealer Manager all compensation to which the Dealer Manager is or becomes entitled under Section 3(f) at such time as such compensation becomes payable.

11.	Miscellaneous.

(a)	Survival. The following provisions of the Agreement shall survive the expiration or earlier termination of this Agreement: Sections 3(f), 7, 8, 9, 10 and 11. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination.

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(b)	Notices. All notices, consents, approvals, waivers or other communications required or permitted hereunder (each a “Notice”) shall be in writing and shall be: (i) delivered personally or by commercial messenger; (ii) sent by a recognized overnight courier service; or (iii) sent by facsimile transmission, provided confirmation of receipt is received by sender and such Notice is sent or delivered contemporaneously by an additional method provided hereunder; in each case above provided such Notice is addressed to the intended recipient thereof as set forth below:

If to the Company:	Business Development Corporation of America II
405 Park Avenue
3rd Floor
New York, NY 10022
Facsimile No: (212) 421-5799
Attention: General Counsel

with a copy to (which shall not constitute a Notice):

Alston & Bird LLP
1201 West Peachtree Street
Atlanta, GA 30309
Facsimile No: (404) 253-8447
Attention: Rosemarie A. Thurston

If to the Adviser:	BDCA Adviser II, LLC
405 Park Avenue
3rd Floor
New York, NY 10022
Facsimile No: (212) 421-5799

Attention: General Counsel

with a copy to (which shall not constitute a Notice):

Alston & Bird LLP
1201 West Peachtree Street
Atlanta, GA 30309
Facsimile No: (404) 253-8447
Attention: Rosemarie A. Thurston

If to the Dealer Manager:	Realty Capital Securities, LLC
One Beacon Street, 14th Floor
Boston, MA 02108
Facsimile No.: (857) 207-3399
Attention: Louisa Quarto, President

with a copy to (which shall not constitute a Notice):

Alston & Bird LLP
1201 West Peachtree Street
Atlanta, GA 30309
Facsimile No: (404) 253-8447
Attention: Rosemarie A. Thurston

Any party may change its address specified above by giving each party Notice of such change in accordance with this Section 11(b).

(c)	Successors and Assigns. No party shall assign (voluntarily, by operation of law or otherwise) this Agreement or any right, interest or benefit under this Agreement without the prior written consent of each other party. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

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(d)	Invalid Provision. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

(e)	Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of laws provisions, of the State of New York.

(f)	Waiver. EACH OF THE PARTIES HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT. The parties hereto each hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the Borough of Manhattan, New York City, in respect of the interpretation and enforcement of the terms of this Agreement, and in respect of the transactions contemplated hereby, and each hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto each hereby irrevocably agrees that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court.

(g)	Attorneys’ Fees. If a dispute arises concerning the performance, meaning or interpretation of any provision of this Agreement or any document executed in connection with this Agreement, then the prevailing party in such dispute shall be awarded any and all costs and expenses incurred by the prevailing party in enforcing, defending or establishing its rights hereunder or thereunder, including, without limitation, court costs and attorneys and expert witness fees. In addition to the foregoing award of costs and fees, the prevailing also shall be entitled to recover its attorneys’ fees incurred in any post-judgment proceedings to collect or enforce any judgment.

(h)	No Partnership. Nothing in this Agreement shall be construed or interpreted to constitute the Dealer Manager or the Selected Dealers as being in association with or in partnership with the Company or one another, and instead, this Agreement only shall constitute the Dealer Manager as a broker authorized by the Company to sell and to manage the sale by others of the Shares according to the terms set forth in the Registration Statement, the Prospectus or this Agreement. Nothing herein contained shall render the Dealer Manager or the Company liable for the obligations of any of the Selected Dealers or one another.

(i)	Third-Party Beneficiaries . Except for the Persons referred to in Sections 8 and 9, there shall be no third-party beneficiaries of this Agreement, and no provision of this Agreement is intended to be for the benefit of any Person not a party to this Agreement, and no third party shall be deemed to be a beneficiary of any provision of this Agreement. Except for the Persons referred to in Sections 8 and 9, no third party shall by virtue of any provision of this Agreement have a right of action or an enforceable remedy against any party to this Agreement. Each of the Persons referred to in Sections 8 and 9 shall be a third-party beneficiary of this Agreement.

(j)	Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

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(k)	Nonwaiver. The failure of any party to insist upon or enforce strict performance by any other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party’s right to assert or rely upon any such provision or right in that or any other instance; rather, such provision or right shall be and remain in full force and effect.

(l)	Access to Information. The Company may authorize the Company’s transfer agent to provide information to the Dealer Manager and each Selected Dealer regarding record holder information about the clients of such Selected Dealer who have invested with the Company on an ongoing basis for so long as such Selected Dealer has a relationship with such clients. The Dealer Manager shall require in the Selected Dealer Agreement that Selected Dealer not disclose any password for a restricted website or portion of website provided to such Selected Dealer in connection with the Offering and not disclose to any Person, other than an officer, director, employee or agent of such Selected Dealers, any material downloaded from such a restricted website or portion of a restricted website.

(m)	Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

(n)	Absence of Fiduciary Relationships. The parties acknowledge and agree that (i) the Dealer Manager’s responsibility to the Company or the Adviser is solely contractual in nature, and (ii) the Dealer Manager does not owe the Company, the Adviser, any of their respective affiliates or any other Person any fiduciary (or other similar) duty as a result of this Agreement or any of the transactions contemplated hereby.

(o)	Dealer Manager Information. Prior to the initial Effective Date, the parties will expressly acknowledge and agree as to the information furnished to the Company by the Dealer Manager expressly for use in the Registration Statement.

(p)	Promotion of Relationship. The Company and the Dealer Manager will cooperate with each other in good faith in connection with the promotion or advertisement of their relationship in any release, communication, sales literature or other such materials and shall not promote or advertise their relationship without the approval of the other party in advance, which shall not be unreasonably withheld or delayed.

(q)	Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signatures on following page.]

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IN WITNESS WHEREOF, the parties hereto have each duly executed this Dealer Manager Agreement as of the day and year set forth above.

COMPANY:

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II

By: /s/ Nicholas S. Schorsch

Name: Nicholas S. Schorsch

Title: Chief Executive Officer

ADVISER:

BDCA Adviser II, LLC

By: /s/ Peter M. Budko

Name: Peter M. Budko

Title: Chief Executive Officer

Accepted as of the date first above written:

DEALER MANAGER:

REALTY CAPITAL SECURITIES, LLC

By: /s/ Louisa Quarto

Name: Louisa Quarto

Title: President

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EXHIBIT A

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II

SELECTED DEALER AGREEMENT

Ladies and Gentlemen:

Realty Capital Securities, LLC (the “Dealer Manager”) entered into an exclusive dealer manager agreement, dated as of September 8, 2014 (the “Dealer Manager Agreement”), with Business Development Corporation of America II, a Maryland corporation that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended, (the “Company”), pursuant to which the Dealer Manager agreed to use its reasonable best efforts to solicit subscriptions in connection with the public offering (the “Offering”) of up to 300,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), on a continuous basis, for an initial purchase price of $10.00 per Share, commencing on the Effective Date (as defined below). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings therefor as in the Dealer Manager Agreement.

In connection with the performance of the Dealer Manager’s obligations under Section 3 of the Dealer Manager Agreement, the Dealer Manager is authorized to retain the services of securities dealers (the “Selected Dealers”) who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions for Shares in connection with the Offering. You are hereby invited to become a Selected Dealer and, as such, to use your reasonable best efforts to solicit subscribers for the Shares, in accordance with the following terms and conditions of this Selected Dealer Agreement (this “Agreement”):

1. Registration Statement.

(a) A registration statement on Form N-2 (File No. 333-197447), including a preliminary prospectus, has been prepared by the Company and was filed with the Securities and Exchange Commission (the “Commission”) on July 16, 2014 in accordance with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations of the Commission promulgated thereunder (the “Securities Act Rules and Regulations”) for the registration of the Offering. The Company has prepared and filed such amendments thereto and such amended prospectuses as may have been required to the date hereof, and will file such additional amendments and supplements thereto as may hereafter be required. The registration statement on Form N-2 and the prospectus contained therein, as finally amended at the date the registration statement is declared effective by the Commission (the “Effective Date”), are respectively hereinafter referred to as the “Registration Statement” and the “Prospectus”, except that (i) if the Company files a post-effective amendment to such registration statement, then the term “Registration Statement” shall, from and after the declaration of the effectiveness of such post-effective amendment by the Commission, refer to such registration statement as amended by such post-effective amendment, and the term “Prospectus” shall refer to the amended prospectus then on file with the Commission, and (ii) if the Company files a prospectus or prospectus supplement pursuant to Rule 497 of the Securities Act Rules and Regulations which differs from the prospectus on file at the time the Registration Statement or the most recent post-effective amendment thereto, if any, shall have become effective, then the term “Prospectus” shall refer to such prospectus or include such prospectus supplement, as applicable, filed pursuant to Rule 497 of the Securities Act Rules and Regulations, as the case may be, from and after the date on which it shall have been filed. The term “Preliminary Prospectus” as used in this Agreement shall mean a preliminary prospectus related to the Shares as contemplated by Rule 430 or Rule 430A of the Securities Act Rules and Regulations included at any time as part of the Registration Statement. As used in this Agreement, the terms “Registration Statement,” “Preliminary Prospectus” and “Prospectus” shall include the documents incorporated by reference therein pursuant to Instruction F of Form N-2, including any portion of the Company’s annual report on Form 10-K. As used in this Agreement, the term “Effective Date” also shall refer to the effective date of each post-effective amendment to the Registration Statement, unless the context otherwise requires.

2. Compliance with Applicable Rules and Regulations.

Upon the effectiveness of this Agreement, the undersigned dealer will become one of the “Selected Dealers” referred to in the Dealer Manager Agreement and is referred to herein as “Selected Dealer”. Selected Dealer agrees that solicitation and other activities by it hereunder shall comply with, and shall be undertaken only in accordance with, the terms of the Dealer Manager Agreement, the terms of this Agreement, the Securities Act, the Securities Act Rules and Regulations, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations promulgated thereunder (the “Exchange Act Rules and Regulations”), the Blue Sky Survey (as defined below), the FINRA Rules (including, without limitation, FINRA Rules 2310, 5110, 5131 and 5141), NASD Rules 2340 and 2420, and the provisions of Article III.C. of the Omnibus Guidelines published by the North American Securities Administrators Association, Inc., as revised and amended on May 7, 2007 and as may be further revised and amended (the “NASAA Guidelines”).

Selected Dealer’s acceptance of this Agreement constitutes a representation to both the Company and to the Dealer Manager that Selected Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations in all states where it offers or sells Shares, and that it is a member in good standing of FINRA. Selected Dealer represents and warrants that it is currently licensed as a broker-dealer in the jurisdictions identified on Schedule 1 to this Agreement and that its independent contractors and registered representatives have the appropriate licenses to offer and sell the Shares in such jurisdictions. This Agreement shall automatically terminate with no further action by either party if Selected Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which Selected Dealer is currently registered or licensed. Selected Dealer agrees to notify the Dealer Manager immediately if Selected Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which Selected Dealer is currently registered or licensed.

3. Limitation of Offer and Investor Suitability.

(a) Selected Dealer will offer Shares only (i) to persons that meet the financial qualifications set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company or the Dealer Manager, and (ii) in accordance with Section 8, to persons in the jurisdictions in which it is advised in writing by the Company or the Dealer Manager that the Shares are qualified for sale or that qualification is not required (the “Blue Sky Survey”). Notwithstanding the qualification of Shares for sale in any respective jurisdiction (or exemption therefrom), Selected Dealer will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both Selected Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, Selected Dealer shall comply with the FINRA Rules and NASD Conduct Rules, as well as those other applicable rules and regulations relating to suitability of investors, including, but not limited to, the provisions of Section III.C. of the NASAA Guidelines.

In offering the sale of Shares to any person, Selected Dealer will have reasonable grounds to believe (based on such information obtained from the investor concerning the investor’s age, investment objectives, other investments, financial situation, needs or any other information known by Selected Dealer after due inquiry) that: (A) such person is in a financial position appropriate to enable such person to realize to a significant extent the benefits described in the Prospectus, including the tax benefits where they are a significant aspect of the Company; (B) the investor has a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity; (C) the purchase of the Shares is otherwise suitable for such person; (D) such person has either: (1) a minimum annual gross income of $70,000 and a minimum net worth (exclusive of such person’s home, home furnishings and automobiles) of $70,000; or (2) a minimum net worth (exclusive of such person’s home, home furnishings and automobiles) of $250,000 and meets the higher suitability standards, if applicable, imposed by the state in which the investment by such investor is made. Selected Dealer further will use its best efforts to determine the suitability and appropriateness of an investment in the Shares of each proposed investor solicited by a person associated with Selected Dealer by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each proposed investor, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereinafter established. In making the determinations as to financial qualifications and as to suitability required by the NASAA Guidelines, Selected Dealer may rely on (x) representations from investment advisers who are not affiliated with Selected Dealer, banks acting as trustees or fiduciaries, and (y) information it has obtained from a prospective investor, including such information as the investment objectives, other investments, financial situation and needs of the person or any other information known by Selected Dealer after due inquiry. Notwithstanding the foregoing, Selected Dealer shall not execute any transaction in the Company in a discretionary account without prior written approval of the transaction by the customer.

(b) Selected Dealer shall maintain, for at least six years or for a period of time not less than that required in order to comply with all applicable federal, state and other regulatory requirements, whichever is later, a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer and sale of the Shares (both at the time of the initial subscription and at the time of any additional subscriptions) and a representation of the investor that the investor is investing for the investor’s own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made met the suitability standards. Selected Dealer may satisfy its obligation by contractually requiring such information to be maintained by the investment advisers or banks discussed above. Selected Dealer further agrees to comply with the record keeping requirements of the Exchange Act, including, but not limited to, Rules 17a-3 and 17a-4 of the Exchange Act Rules and Regulations. Selected Dealer agrees to make such documents and records available to the Dealer Manager and the Company upon request, and representatives of the Commission, FINRA and applicable state securities administrators upon Selected Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency.

4. Delivery of Prospectus and Approved Sales Literature.

(a) Selected Dealer will: (i) deliver a Prospectus, as then supplemented or amended, to each person who subscribes for Shares at least five business days prior to the tender of such person’s subscription agreement (the “Subscription Agreement”); (ii) promptly comply with the written request of any person for a copy of the Prospectus, as then supplemented or amended, during the period between the initial Effective Date and the termination of the Offering; (iii) deliver to any person, in accordance with applicable law or as prescribed by any state securities administrator, a copy of any prescribed document included within or incorporated by reference in the Registration Statement and any supplements thereto during the course of the Offering; (iv) not use any sales materials in connection with the solicitation of purchasers of the Shares except Approved Sales Literature; (v) to the extent the Company provides Approved Sales Literature, not use such materials unless accompanied or preceded by the Prospectus, as then currently in effect, and as may be supplemented in the future; and (vi) not give or provide any information or make any representation or warranty other than information or representations contained in the Prospectus or the Approved Sales Literature. Selected Dealer will not publish, circulate or otherwise use any other advertisement or solicitation material in connection with the Offering without the Dealer Manager’s express prior written approval.

(b) Nothing contained in this Agreement shall be deemed or construed to make Selected Dealer an employee, agent, representative or partner of the Dealer Manager or the Company, and Selected Dealer is not authorized to act for the Dealer Manager or the Company except pursuant to this Agreement. Selected Dealer will not send or provide supplements to the Prospectus or any Approved Sales Literature to any investor unless it has previously sent or provided a Prospectus and all supplements thereto to that investor or has simultaneously sent or provided a Prospectus and all supplements thereto with such Prospectus supplement or Approved Sales Literature.

(d) Selected Dealer will not show to or provide any investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares to members of the public.

(e) The Dealer Manager will supply Selected Dealer with reasonable quantities of the Prospectus (including any supplements thereto), as well as any Approved Sales Literature, for delivery to investors.

(f) Selected Dealer shall furnish a copy of any revised preliminary Prospectus to each person to whom it has furnished a copy of any previous preliminary Prospectus, and further agrees that it will mail or otherwise deliver all preliminary and final Prospectuses required for compliance with the provisions of Rule 15c2-8 of the Exchange Act Rules and Regulations.

(g) Selected Dealer agrees that it will rely upon no statement whatsoever, written or oral, other than the statements in the Prospectus. Selected Dealer is not authorized by the Dealer Manager or the Company to give any information or to make any representation not contained in the Prospectus in connection with the sale of the Shares.

5. Submission of Orders.

(a) Subject to certain individual state requirements as described in the Prospectus, Shares may be sold only to investors who initially purchase a minimum of 250 Shares for $2,500 or, unless prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. With respect to Selected Dealer’s participation in any resales or transfers of the Shares, Selected Dealer agrees to comply with any applicable requirements set forth in Section 2 and to fulfill the obligations pursuant to Rule 2310 of the FINRA Rules of Conduct.

(b) Until the minimum offering of $2,000,000 in Shares (the “Minimum Offering”) has been sold, payments for Shares shall be made by checks payable to “UMB Bank, N.A., Agent for Business Development Corporation of America II” During such time, Selected Dealer shall forward original checks together with an original Subscription Agreement, completed, executed and appropriately initialed by the subscriber as provided for in the Subscription Agreement, to UMB Bank, N.A. (the “Escrow Agent”) at the address provided in the Subscription Agreement. If the minimum amount has not been obtained prior to the termination date, the Escrow Agent shall, promptly following the termination date, but in no event more than 30 days after the termination date, refund to each investor by check funds deposited in the escrow account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each investor at the address provided in the list of investors.

When Selected Dealer’s internal supervisory procedures are conducted at the site at which the Subscription Agreement and check were initially received by Selected Dealer from the subscriber, Selected Dealer shall transmit the Subscription Agreement and check to the Escrow Agent by the end of the next business day following receipt of the check and Subscription Agreement. When, pursuant to Selected Dealer’s internal supervisory procedures, Selected Dealer’s final internal supervisory procedures are conducted at a different location (the “Final Review Office”), Selected Dealer shall transmit the check and Subscription Agreement to the Final Review Office by the end of the next business day following Selected Dealer’s receipt of the Subscription Agreement and check. The Final Review Office will, by the end of the next business day following its receipt of the Subscription Agreement and check, forward both the Subscription Agreement and check to the Escrow Agent. If any Subscription Agreement solicited by Selected Dealer is rejected by the Dealer Manager or the Company, then the Subscription Agreement and check will be returned to the rejected subscriber within 10 business days from the date of rejection.

Once the Minimum Offering has been sold, subject to any continuing escrow obligations imposed by certain states as described in the Prospectus, payments for Shares shall be made payable to “Business Development Corporation of America II” At such time, Selected Dealer shall forward original checks together with an original Subscription Agreement, executed and initialed by the subscriber as provided for in the Subscription Agreement, to Business Development Corporation of America II, c/o American National Stock Transfer, LLC, at the address provided in the Subscription Agreement.

Notwithstanding the foregoing, in accordance with the applicable Exchange Act Rules and Regulations, if Selected Dealer has net capital of $250,000 or more it may instruct its customers to make their checks payable to Selected Dealer. In such case, Selected Dealer shall issue a check made payable to the Escrow Agent or the Company in accordance with the foregoing provisions of this Section 5(b), as applicable.

(c) All orders, whether initial or additional, are subject to acceptance by, and shall become effective upon confirmation by, the Company or the Dealer Manager, each of which reserve the right to reject any order in their sole discretion for any or no reason. Orders not accompanied by the required instrument of payment for Shares may be rejected. Issuance and delivery of a Share will be made only after a sale of a Share is deemed by the Company to be completed in accordance with Section 3(e) of the Dealer Manager Agreement. If an order is rejected, cancelled or rescinded for any reason, then Selected Dealer will return to the Dealer Manager any selling commissions or Dealer Manager Fees theretofore paid with respect to such order, and, if Selected Dealer fails to so return any such selling commissions, the Dealer Manager shall have the right to offset amounts owned against future commissions or Dealer Manager Fees due and otherwise payable to Selected Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

6. Selected Dealer Compensation.

(a) Subject to the terms and conditions set forth herein and in the Dealer Manager Agreement and, subject to the volume discounts and other special circumstances described in the “Plan of Distribution” section of the Prospectus, the Dealer Manager shall pay to Selected Dealer a selling commission of up to 7% of the gross proceeds from the Shares sold by it and accepted and confirmed by the Company. The Dealer Manager shall receive a Dealer Manager Fee of 3% of gross Offering proceeds. Alternatively, a Selected Dealer may elect to receive a fee equal to 7.5% of gross proceeds from the sale of Shares by such Selected Dealer, with 2.5% thereof paid at the time of such sale and 1% thereof paid on each anniversary of the closing of such sale up to and including the fifth anniversary of the closing of such sale, in which event, a portion of the Dealer Manager fee will be reallowed such that the combined selling commission and Dealer Manager Fee do not exceed 10% of gross proceeds of the Offering. If Selected Dealer receives a 7.5% sales commission, then the Dealer Manager will receive a 2.5% Dealer Manager Fee. For purposes of this Section 6(a), Shares are “sold” only if an executed Subscription Agreement is accepted by the Company and the Company has thereafter distributed the commission to the Dealer Manager in connection with such transaction. Selected Dealer acknowledges and agrees that no Selling Commissions will be paid for sales of dividend reinvestment plan Shares or in connection with the sale of Shares to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. In addition, if an investor has either engaged the services of a registered investment advisor or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or is investing through a bank trust account with respect to which such investor has delegated the decision-making authority for investments made through the account to a bank trust department, then such investor may agree with Selected Dealer to reduce the amount of Selling Commissions payable with respect to the sale of its Shares down to zero.

(b) Notwithstanding the foregoing, it is understood and agreed that no commission shall be payable with respect to particular Shares if the Dealer Manager or the Company rejects a proposed subscriber’s Subscription Agreement. Accordingly, Selected Dealer shall have no authority to issue a confirmation (pursuant to Rule 10b-10 of the Exchange Act Rules and Regulations) to any subscriber; such authority residing solely in the Dealer Manager, as the Dealer Manager and processing broker-dealer of the Offering.

(c) The Dealer Manager may, in its sole discretion, reallow up to 50% of the Dealer Manager Fee received by it to Selected Dealer. The Dealer Manager may, in its sole discretion, request that the Company reimburse Selected Dealer for reasonable accountable bona fide due diligence expenses, provided such expenses have actually been incurred, are supported by detailed and itemized invoices provided to the Company and the Company had given its prior written approval of the incurrence of such expenses.

(d) Certain marketing expenses such as Selected Dealer conferences may be advanced to Selected Dealer and later deducted from the portion of the Dealer Manager Fee reallowed to such Selected Dealer. If the Offering is not consummated, Selected Dealer will repay any such advance to the extent not expended on marketing expenses. Any such advance shall be deducted from the maximum amount of the Dealer Manager Fee that may otherwise be reallowable to Selected Dealer. Notwithstanding anything herein to the contrary, Selected Dealer will not be entitled to receive any Dealer Manager Fee reallowance which would cause the aggregate amount of selling commissions, Dealer Manager Fees and other forms of underwriting compensation (as defined in accordance with applicable FINRA rules) received by the Dealer Manager and all Selected Dealers to exceed 10% of the gross Offering proceeds.

(e) The Company will not be liable or responsible to any Selected Dealer for the payment of any selling commissions or any reallowance of Dealer Manager Fees to Selected Dealer, it being the sole and exclusive responsibility of the Dealer Manager for the payment of selling commissions or any reallowance of fees to Selected Dealer. Selected Dealer acknowledges and agrees that the Dealer Manager’s liability for commissions payable to Selected Dealer is limited solely to commissions received by the Dealer Manager from the Company in connection with Selected Dealer’s sale of Shares.

(f) In no event shall the Soliciting Dealer be entitled to payment of any compensation in connection with the Offering that is not completed according to this Agreement.

7. Reserved Shares. The number of Shares, if any, to be reserved for sale by each Selected Dealer may be decided by the mutual agreement, from time to time, of the Dealer Manager and the Company. The Dealer Manager reserves the right to notify Selected Dealer by U.S. mail or by other means of the number of Shares reserved for sale by Selected Dealer, if any. Such Shares will be reserved for sale by Selected Dealer until the time specified in the Dealer Manager’s notification to Selected Dealer. Sales of any reserved Shares after the time specified in the notification to Selected Dealer or any requests for additional Shares will be subject to rejection in whole or in part.

8. Blue Sky Qualification.

(a) The Dealer Manager will inform Selected Dealer as to the jurisdictions in which the Dealer Manager has been advised by the Company that the Shares have been qualified for sale or are exempt under the respective securities or “blue sky” laws of such jurisdictions, but the Dealer Manager has not assumed and will not assume any obligation or responsibility as to Selected Dealer’s right to act as a broker or dealer with respect to the Shares in any such jurisdiction. Selected Dealer agrees that Selected Dealer will not make any offers or sell any Shares except in states in which the Dealer Manager may advise Selected Dealer that the Offering has been qualified or is exempt and in which Selected Dealer is legally qualified to make offers and further agrees to assure that each person to whom Selected Dealer sells Shares (at both the time of the initial purchase as well as at the time of any subsequent purchases) meets any special suitability standards which apply to sales in a particular jurisdiction, as described in the Blue Sky Survey and the Subscription Agreement. Neither the Dealer Manager nor the Company assume any obligation or responsibility in respect of the qualification of the Shares covered by the Prospectus under the laws of any jurisdiction or Selected Dealer’s qualification to act as a broker and/or dealer with respect to the Shares in any jurisdiction. The Blue Sky Survey which has been or will be furnished to Selected Dealer indicates the jurisdictions in which it is believed that the offer and sale of Shares covered by the Prospectus is exempt from, or requires action under, the applicable blue sky or securities laws thereof, and what action, if any, has been taken with respect thereto.

(b) It is understood and agreed that under no circumstances will Selected Dealer, as a Selected Dealer, engage in any activities hereunder in any jurisdiction in which Selected Dealer may not lawfully so engage or in any activities in any jurisdiction with respect to the Shares in which Selected Dealer may lawfully so engage unless Selected Dealer have complied with the provisions hereof.

9. Dealer Manager’s Authority.

Subject to the Dealer Manager Agreement, the Dealer Manager shall have full authority to take such action as it may deem advisable with respect to all matters pertaining to the Offering or arising thereunder. Except for obligations and liabilities expressly assumed by the Dealer Manager hereunder, Dealer Manager shall not be under any liability to Selected Dealer except (a) for its own lack of good faith and (b) for, or in respect of, the validity or value of or title to, the Shares; the form of, or the statements contained in, or the validity of, the Registration Statement, the Prospectus or any amendment or supplement thereto, or any other instrument executed by the Company or by others; the form or validity of the Dealer Manager Agreement or this Agreement; the delivery of the Shares; the performance by the Company or by others of any agreement on its or their part; the qualification of the Shares for sale under the laws of any jurisdiction; or any matter in connection with any of the foregoing; provided, however, that nothing in this paragraph shall be deemed to relieve the Company or the Dealer Manager from any liability imposed by the Securities Act. No obligations or liability on the part of the Company or the Dealer Manager shall be implied or inferred herefrom.

10. Indemnification.

(a) Under the Dealer Manager Agreement, the Company has agreed to indemnify Selected Dealer and the Dealer Manager and each person, if any, who controls Selected Dealer or the Dealer Manager, in certain instances and against certain liabilities, including liabilities under the Securities Act in certain circumstances. Selected Dealer hereby agrees to indemnify the Company and each person who controls it as provided in the Dealer Manager Agreement and to indemnify the Dealer Manager to the extent and in the manner that Selected Dealer agrees to indemnify the Company in the Dealer Manager Agreement.

(b) In furtherance of, and not in limitation of the foregoing, Selected Dealer will indemnify, defend and hold harmless the Dealer Manager and the Company, and their officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each person who has signed the Registration Statement (“Indemnified Parties”), from and against any losses, claims, damages or liabilities to which any of the Indemnified Parties, and each person who signed the Registration Statement, may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims and expenses (including the reasonable legal and other expenses incurred in investigating and defending any such claims or liabilities), damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part, any material inaccuracy in the representations or warranties contained in this Agreement or any material breach of a covenant contained herein by Selected Dealer, or (ii) any untrue statement or any alleged untrue statement of a material fact contained (A) in any Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement to the Prospectus, or (B) in any Approved Sales Literature, or (C) any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof, or (iii) the omission or alleged omission to state a material fact required to be stated in the Registration Statement or any post-effective amendment thereof to make the statements therein not misleading or the omission or alleged omission to state a material fact required to be stated in the Prospectus or any amendment or supplement to the Prospectus to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that in each case described in clauses (ii) and (iii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by Selected Dealer specifically for use with reference to Selected Dealer in the preparation of the Registration Statement or any such post-effective amendments thereof or the Prospectus or any such amendment thereof or supplement thereto, (iv) any use of sales literature, including “broker dealer use only” materials, by Selected Dealer that is not Approved Sales Literature, (v) any untrue statement made by Selected Dealer or Selected Dealer’s representatives or agents or omission by Selected Dealer or Selected Dealer’s representatives or agents to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares in each case, other than statements or omissions made in conformity with the Registration Statement, Prospectus, Approved Sales Literature or any other materials or information furnished by or on behalf of the Company, or (vi) any failure by Selected Dealer to comply with applicable laws governing money laundry abatement and anti-terrorist financing efforts in connection with the Offering, including applicable FINRA Rules, Exchange Act Rules and Regulations and the USA PATRIOT Act. Selected Dealer will reimburse the aforesaid parties for any reasonable legal or other expenses incurred in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Selected Dealer may otherwise have.

(c) Promptly after receipt by any Indemnified Party under this Section 10 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to give such notice shall not relieve the indemnifying party of its obligations hereunder except to the extent it shall have been actually prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of, and unconditional release of all liabilities from, the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.

An indemnifying party under this Section 10 shall be obligated to reimburse an Indemnified Party for reasonable legal and other expenses as follows: the indemnifying party shall pay all legal fees and expenses reasonably incurred by the Indemnified Party in the defense of such claims orLEGAL02/34788509v8

(d) actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm (in addition to local counsel) that has been participating by a majority of the indemnified parties against which such action is finally brought; and if a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

11. Contribution.

If the indemnification provided for in Section 10 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, the contributions provisions set forth in Section 8 of the Dealer Manager Agreement shall be applicable.

12. Company as Party to Agreement.

The Company shall be a third-party beneficiary of Selected Dealer’s representations, warranties, covenants and agreements contained in Sections 10, 11 and 16. The Company shall have all enforcement rights in law and in equity with respect to those portions of this Agreement as to which it is third party beneficiary.

13. Privacy Laws.

Selected Dealer agrees to: (i) abide by and comply with (A) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”), (B) the privacy standards and requirements of any other applicable federal or state law, and (C) Selected Dealer’s own internal privacy policies and procedures, each as may be amended from time to time; (ii) refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers, except as necessary to service the customers or as otherwise necessary or required by applicable law; and (iii) determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving an aggregated list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights. If either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

14. Anti-Money Laundering Compliance Programs.

Selected Dealer represents to the Dealer Manager and to the Company that it has established and implemented anti-money laundering compliance programs in accordance with applicable law, including applicable FINRA Conduct Rules, rules and regulations promulgated under the Exchange Act and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Shares. Selected Dealer further represents that it currently is in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act, and Selected Dealer hereby covenants to remain in compliance with such requirements and shall, upon request by the Dealer Manager or the Company, provide a certification to the Dealer Manager or the Company that, as of the date of such certification (a) its AML Program is consistent with the AML Rules, and (b) it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act. Upon request by the Dealer Manager at any time, Selected Dealer will (i) furnish a written copy of its AML Program to the Dealer Manager for review, and (ii) furnish a copy of the findings and any remedial actions taken in connection with its most recent independent testing of its AML Program.

15. Customer Complaints.

Each party hereby agrees to provide to the other party copies of any written or otherwise documented customer complaints received by such party relating in any way to the Offering (including, but not limited to, the manner in which the subscriptions are offered by the Dealer Manager or Selected Dealer).

16. Confidentiality.

Dealer Manager, the Company or an affiliate or employee, agent or adviser (“Representatives”) of the Company (all such entities and persons, collectively, the “BDCA Senior Capital Entities”) may have provided and will furnish to Selected Dealer or its affiliate or Representatives with certain information that is either non-public, confidential or proprietary in nature in order to enable Selected Dealer to perform a diligence review. This information furnished to Selected Dealer or its affiliates or Representatives, including the terms and conditions of any agreements entered into between Selected Dealer or its affiliates and any BDCA Senior Capital Entity, together with analyses, compilations, forecasts, studies or other documents prepared by Selected Dealer or its affiliates or Representatives which contain or otherwise reflect such information is hereinafter referred to as the “Information.” The term “Information” shall not include such portions of the Information which (i) are or become generally available to the public other than as a result of a disclosure by Selected Dealer or its affiliates or Representatives in violation of this Agreement, or (ii) become available to Selected Dealer on a non-confidential basis from a source other than a BDCA Senior Capital Entity that has a bona fide right to do so and which is not subject to any obligation to keep such information confidential. In consideration of the BDCA Senior Capital Entities furnishing Selected Dealer or its affiliates or Representatives with the Information, Selected Dealer agrees that:

(a) The Information will be kept confidential and shall not, without the Company’s prior written consent, be disseminated or disclosed by Selected Dealer or its affiliates or Representatives, in any manner whatsoever, in whole or in part, and shall not be used by Selected Dealer or its affiliates or Representatives, other than in connection with performing the diligence review contemplated in this Agreement. Moreover, Selected Dealer agrees to reveal the Information only to such of its affiliates or Representatives who need to know the Information for the purpose of performing the diligence review contemplated in this Agreement, who are informed by Selected Dealer of the confidential nature of the Information and who agree to act in accordance with the terms and conditions of this Section 16.

(b) All copies of the Information will be returned to the Company or destroyed upon the Company’s request.

In the event that Selected Dealer or any of its affiliates or Representatives are requested or required (by oral questions, depositions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose any of the Information, Selected Dealer will provide the Company with prompt written notice so that any of the BDCA Senior Capital Entities may seek a protective order, other appropriate remedy or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that Company waives compliance with the provisions of this Agreement, Selected Dealer shall disclose such Information without liability hereunder; provided, however, that Selected Dealer will furnish only that portion of the Information which, in the opinion of its counsel, Selected Dealer is compelled to disclose and will not oppose any action by the Company to obtain reliable assurance that confidential treatment will be accorded the Information. Selected Dealer further agrees to exercise its reasonable efforts to otherwise preserve the confidentiality of the Information. Upon reasonable notice, Selected Dealer further agrees to cooperate with the BDCA Senior Capital Entities in obtaining a protective order or other appropriate remedy.

(c) In no event shall any of the BDCA Senior Capital Entities be liable for any losses, damages, claims or expenses incurred or actions undertaken by Selected Dealer or its affiliates or Representatives as a result of their receipt of the Information or their use thereof. Selected Dealer agrees that the Information is and shall remain the property of the Company and that none of the BDCA Senior Capital Entities has granted Selected Dealer or its affiliates or Representatives any license, copyright, or similar right with respect to any of the Information.

(d) Selected Dealer hereby acknowledges that Selected Dealer is aware, and that Selected Dealer will advise its affiliates or Representatives who have been provided with Information, that the U.S. securities laws prohibit any person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Selected Dealer further acknowledges that some or all of the Information is or may be price-sensitive information and that the use of such Information may be regulated or prohibited by applicable legislation relating to insider dealing and Selected Dealer undertakes, on behalf of itself and its Representatives, not to use any Information for any unlawful purpose.

(e) The Company has the right to enforce this Section 16 as a third-party beneficiary.

17. Miscellaneous.

(a) Selected Dealer hereby authorizes and ratifies the execution and delivery of the Dealer Manager Agreement by the Dealer Manager as Dealer Manager for itself and on behalf of all Selected Dealers (including Selected Dealer party hereto) and authorizes the Dealer Manager to agree to any variation of its terms or provisions and to execute and deliver any amendment, modification or supplement thereto. Selected Dealer hereby agrees to be bound by all provisions of the Dealer Manager Agreement relating to Selected Dealers. Selected Dealer also authorizes the Dealer Manager to exercise, in the Dealer Manager’s discretion, all the authority or discretion now or hereafter vested in the Dealer Manager by the provisions of the Dealer Manager Agreement and to take all such actions as the Dealer Manager may believe desirable in order to carry out the provisions of the Dealer Manager Agreement and of this Agreement.

(b) This Agreement, except for the provisions of Sections 3, 9 and 10 – 14 and this Section 17, may be terminated at any time by either party hereto by two days’ prior written notice to the other party and, in all events, this Agreement shall terminate on the termination date of the Dealer Manager Agreement, except for the provisions of Sections 3, 9, 10 – 14 and this Section 17.

Any communications from Selected Dealer should be in writing addressed to the Dealer Manager at:

Realty Capital Securities, LLC
One Beacon Street, 14th Floor
Boston, Massachusetts 02108
Facsimile No.: (857) 207-3399
Attention: Louisa Quarto, President

with a copy to:

Alston & Bird LLP

One Atlantic Center

1201 West Peachtree Street
Atlanta, GA 30309-3424
Attn: Rosemarie A. Thurston

Any notice from the Dealer Manager to Selected Dealer shall be deemed to have been duly given if mailed, communicated by electronic delivery or facsimile or delivered by overnight courier to Selected Dealer at Selected Dealer’s address provided on the signature page of this Agreement.

(c) Nothing herein contained shall constitute the Dealer Manager, Selected Dealer, the other Selected Dealers or any of them as an association, partnership, limited liability company, unincorporated business or other separate entity.

(d) If this Agreement is executed before the initial Effective Date, then the Dealer Manager will notify Selected Dealer in writing when the initial Effective Date has occurred. Selected Dealer agrees that Selected Dealer will not make any offers to sell the Shares or solicit purchasers for the Shares until Selected Dealer has received such written notice of the initial Effective Date from the Dealer Manager or the Company. This Agreement shall be effective for all sales by Selected Dealer on and after the initial Effective Date.

(e) The Company may authorize the Company’s transfer agent to provide information to the Dealer Manager and Selected Dealer regarding record holder information about the clients of Selected Dealer who have invested with the Company on an ongoing basis for so long as Selected Dealer has a relationship with such client. Selected Dealer shall not disclose any password for a restricted website or portion of a website provided to Selected Dealer in connection with the Offering and shall not disclose to any person, other than an officer, director, employee or agent of Selected Dealer, any material downloaded from such restricted website or portion of a restricted website.

(f) Selected Dealer shall have no right to assign this Agreement or any of its rights hereunder or to delegate any of its obligations. Any purported assignment or delegation by Selected Dealer shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Selected Dealer shall be deemed to have consented to such assignment by execution hereof. The Dealer Manager shall provide written notice of any such assignment to Selected Dealer.

(g) This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

(i) The failure of any party to insist upon or enforce strict performance by any other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party’s right to assert or rely upon any such provision or right in that or any other instance; rather, such provision or right shall be and remain in full force and effect.

If the foregoing is in accordance with Selected Dealer’s understanding and agreement, please sign and return the attached duplicate of this Agreement. Selected Dealer’s indicated acceptance thereof shall constitute a binding agreement between Selected Dealer and the Dealer Manager.

Very truly yours,

REALTY CAPITAL SECURITIES, LLC

By: /s/ Lousia Quarto

Name: Louisa Quarto

Title: President

, 2014

The undersigned dealer confirms its agreement to act as a Selected Dealer pursuant to all the terms and conditions of the above Selected Dealer Agreement and the attached Dealer Manager Agreement. The undersigned dealer hereby represents that it will comply with the applicable requirements of the Securities Act and the Exchange Act and the published rules and regulations of the Commission thereunder, and applicable blue sky or other state securities laws. The undersigned dealer represents and warrants that the undersigned dealer is duly registered as a broker-dealer under the provisions of the Exchange Act and the Exchange Act Rules and Regulations or is exempt from such registration. The undersigned dealer confirms that it and each salesperson acting on its behalf are members in good standing of FINRA and duly licensed by each regulatory authority in each jurisdiction in which the undersigned dealer or such salesperson will offer and sell Shares, or are exempt from registration with such authorities. The undersigned dealer hereby represents that it will comply with all rules and regulations promulgated by FINRA.

Dated:_________ , 2014

Name of Selected Dealer

Federal Identification Number

By:______________________________________

Name:
Title:

Kindly have checks representing commissions forwarded as follows (if different than above): (Please type or print.)

Name of Firm:
Address:

Street

City

State and Zip Code

(Area Code) Telephone No.

Attention: _____________________________

SCHEDULE 1
TO

SELECTED DEALER AGREEMENT

Selected Dealer represents and warrants that it is currently licensed as a broker-dealer in the following jurisdictions:

❑ Alabama	❑ Montana

❑ Alaska	❑ Nebraska

❑ Arizona	❑ Nevada

❑ Arkansas	❑ New Hampshire

❑ California	❑ New Jersey

❑ Colorado	❑ New Mexico

❑ Connecticut	❑ New York

❑ Delaware	❑ North Carolina

❑ District of Columbia	❑ North Dakota

❑ Florida	❑ Ohio

❑ Georgia	❑ Oklahoma

❑ Guam	❑ Oregon

❑ Hawaii	❑ Pennsylvania

❑ Idaho	❑ Puerto Rico

❑ Illinois	❑ Rhode Island

❑ Indiana	❑ South Carolina

❑ Iowa	❑ South Dakota

❑ Kansas	❑ Tennessee

❑ Kentucky	❑ Texas

❑ Louisiana	❑ Utah

❑ Maine	❑ Vermont

❑ Maryland	❑ U.S Virgin Islands

❑ Massachusetts	❑ Virginia

❑ Michigan	❑ Washington

❑ Minnesota	❑ West Virginia

❑ Mississippi	❑ Wisconsin

❑ Missouri	❑ Wyoming